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                                                                 SCHEDULE 10.1.2

                             ASSUMPTION AND CONSENT


         THIS ASSUMPTION AND CONSENT is entered into effective as of December 31, 1996 (this "Agreement") and is by and among SEITEL GEOPHYSICAL, INC., a Delaware corporation ("Seitel"), EAGLE GEOPHYSICAL, INC., a Delaware corporation ("Eagle"), NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA, a North Carolina corporation ("NBLC") and SEITEL, INC., a Delaware corporation (the "Guarantor").

         All defined terms used herein but not otherwise defined shall have the meaning set forth in that certain Loan and Security Agreement dated as of July 9, 1996 (the "Loan Agreement") between Seitel, as debtor, and NBLC, as secured party.

                              W I T N E S S E T H:

         WHEREAS, Seitel and NBLC are parties to the Loan Agreement.

         WHEREAS, the Guarantor has provided to NBLC a guaranty of all amounts due and payable by Seitel under the Loan Agreement, the Notes and all other documents executed in connection therewith.

         WHEREAS, Seitel wishes to assign to Eagle all of its right, title, interests and obligations in, to and under the Loan Agreement, the Notes, the Bills of Sales and the Equipment and Eagle wishes to accept such assignment.

         WHEREAS, the parties hereto entered into this Assumption and Consent to, among other things, (a) acknowledge and consent to the assignment from Seitel to Eagle and (b) provide for the Guarantor to acknowledge its continuing obligations under the Guaranty with respect to Eagle.

                               A G R E E M E N T

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, the parties hereto agree as follows:

         1. Assignment and Assumption. Seitel, in its capacity as Debtor under the Loan Agreement, the Notes and all other documents executed in connection therewith, hereby assigns to Eagle all of Seitel's right, title, interests and obligations in, to and under the Loan Agreement, the Notes, the Bills of Sale and the Equipment in accordance with that certain Contribution and Assumption Agreement effective as of December 31, 1996 (the "Contribution Agreement") between Seitel and Eagle. Eagle hereby acknowledges and agrees that from and after December 31, 1996 (the "Effective Date") it shall be a party to and Debtor under the Loan Agreement, the Notes, the Bills of Sale and all other documents executed in connection therewith and agrees to be bound by all of the terms of, and to assume and undertake all the obligations and liabilities of,
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the Debtor as set forth therein whether such obligations and liabilities arise prior to, on or after the Effective Date.

         2. Consent to Assignment. NBLC hereby consents to the assignment by Seitel to Eagle of all of Seitel's right, title, interests and obligations in, to and under the Loan Agreement, the Notes, the Bills of Sale, the Equipment and all other documents executed in connection therewith.

         3. Acknowledgement by Guarantor. The Guarantor hereby acknowledges and consents to the Contribution Agreement and this Agreement. Further, the Guarantor agrees that the Guaranty Agreement dated as of July 9, 1996 from the Guarantor to NBLC guaranteeing all obligations of Seitel to NBLC shall guarantee all obligations of Eagle to NBLC as if Eagle were the original beneficiary of such Guaranty.

         4. Representations, Warranties and Covenants. Eagle, as Debtor, and the Guarantor hereby represent and warrant that as of the date hereof (a) the representations and warranties of the Debtor set forth in Section 3.1 of the Loan Agreement are true and correct in all material respects, (b) Debtor shall comply with all covenants set forth in Sections 3.2 and 3.3 of the Loan Agreement and (ii) no Default or Event of Default currently exists and is continuing with respect to the Debtor or the Guarantor.

         5. Conditions Precedent. The effectiveness of this Agreement is contingent upon the receipt by NBLC of the following items, each in form and substance satisfactory to NBLC: (a) the Contribution Agreement duly executed by the parties thereto; (b) this Agreement duly executed by the parties hereto;
(c) Amended, Restated and Substituted Secured Term Note A duly executed by Eagle in favor of NBLC; (d) Amended, Restated and Substituted Secured Term Note B duly executed by Eagle in favor of NBLC; (e) an Officer's Certificate of Eagle stating that (i) no Default or Event of Default has occurred and is continuing and (ii) the assignment to and assumption by Eagle complies with the terms and conditions of Section 3.3(k) of the Loan Agreement; (f) a Secretarial Certificate of Eagle certifying as true and accurate the Articles of Incorporation, By-Laws and Resolutions of Eagle, which such resolutions shall authorize the transactions contemplated by this Agreement; (f) Good Standing Certificates from Eagle's state of incorporation and each state where it is required to qualify in order to do business; (g) a legal opinion of counsel to Eagle and the Guarantor in form and substance satisfactory to NBLC; and (h) such other certificates, financing statements, resolutions and opinions as deemed necessary or advisable by NBLC.

         6. Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

         7. No Other Amendments. Except as modified hereby, all of the terms and conditions of the Operative Agreements shall remain in full force and effect.





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         8.      Governing Law.  This Agreement shall be governed by, and
construed in accordance with, the laws of the State of North Carolina.



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         IN WITNESS WHEREOF, each of the parties hereto has caused this
Agreement to be duly executed and delivered as of the Effective Date.


                                         SEITEL GEOPHYSICAL, INC.


                                         By: /s/ JAY N. SILVERMAN
                                            ------------------------------
                                         Name:   Jay N. Silverman
                                              ----------------------------
                                         Title:  President
                                               ---------------------------


                                         EAGLE GEOPHYSICAL, INC.


                                         By: /s/ JAY N. SILVERMAN
                                            ------------------------------
                                         Name:   Jay N. Silverman
                                              ----------------------------
                                         Title:  President
                                               ---------------------------



ACKNOWLEDGED, AGREED AND CONSENTED TO:

SEITEL, INC.


By: /s/ DEBRA D. VALICE
   ------------------------------
Name:   Debra D. Valice
     ----------------------------
Title:  Sr. Vice President - CFO
      ---------------------------


NATIONSBANC LEASING CORPORATION
  NORTH CAROLINA


By: /s/ GEORGE L. ROBINSON JR.
   ------------------------------
Name:   George L. Robinson Jr.
     ----------------------------
Title:  Senior Vice President
      ---------------------------





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